UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 12, 2014

FIRST SOUTH BANCORP, INC.

(Exact Name of Registrant as Specified in Its Charter)

VIRGINIA	0-22219	56-1999749
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

1311 Carolina Avenue, Washington, North Carolina	27889
(Address of principal executive offices)	(Zip Code)

(252) 946-4178

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The disclosure contained in Items 8.01 and 9.01 of this Current Report on Form 8-K is hereby incorporated by reference into Item 2.01.

Item 8.01	Other Events

On December 12, 2014, First South Bank (the “Bank), the wholly-owned subsidiary of First South Bancorp, Inc. (the “Company”), completed the previously announced acquisition of nine branch offices from Bank of America, N.A.

On December 15, 2014, the Company issued the press release attached hereto as Exhibit 99.1 and incorporated herein by reference, announcing the completion of the acquisition of the nine branch offices and is being furnished to the Securities and Exchange commission and shall not be deemed as “filed” for any purpose.

Item 9.01.	Financial Statements and Exhibits

(a)	Not applicable
(b)	Not applicable
(c)	Not applicable
(d)	Exhibits

The following exhibit is filed or furnished herewith as part of this Current Report on Form 8-K:

Exhibit Number	Description of Exhibit
99.1	Exhibit 99.1 – Press Release dated December 15, 2014

Forward-Looking Statements

Statements contained in this Current Report on Form 8-K, which are not historical facts, are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties which could cause actual results to differ materially from those currently anticipated due to a number of factors which include the effects of future economic conditions, governmental fiscal and monetary policies, legislative and regulatory changes, the risks of changes in interest rates, the effects of competition, and other factors that could cause actual results to differ materially as discussed in documents filed by the Company with the Securities and Exchange Commission from time to time.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

First South Bancorp, Inc.
(Registrant)

Date: December 15, 2014	By: /s/ Scott C. McLean
Scott C. McLean
Executive Vice President
Chief Financial Officer